AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 29, 1997
                                                   REGISTRATION NO. 333-
================================================================================
                        SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                             ---------------------
                                    FORM S-1
                         REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933
                              ---------------------
                         ORION NETWORK SYSTEMS, INC.*
              (Exact name of registrant as specified in its charter)

     Delaware                         4899                               52-2008654
(State of organization)    (Primary S.I.C. Code Number)      (I.R.S. Employer & Identification Number)

 2440 RESEARCH BOULEVARD, SUITE 400, ROCKVILLE, MARYLAND 20850, (301) 258-8101
    (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                              RICHARD H. SHAY, ESQ.
 2440 RESEARCH BOULEVARD, SUITE 400, ROCKVILLE, MARYLAND 20850, (301) 258-8101
    (Name, address, including zip code, and telephone number, including area code, of agent for service)
                              --------------------
                For Information regarding additional registrants,
                     see "Table of Additional Registrants."
                              --------------------
                                    Copies to:

                 Anthony S. Harrington, Esq.                             Jerry V. Elliott, Esq.
                   Steven M. Kaufman, Esq.                              James S. Scott, Sr., Esq.
                   HOGAN & HARTSON L.L.P.                                  SHEARMAN & STERLING
555 Thirteenth Street, N.W., Washington, D.C. 20004-1109     599 Lexington Avenue, New York, New York 10022
                       (202) 637-5600                                            (212) 848-4000

                               ------------------
Approximate date of commencement of proposed sale to the public: As soon as practicable after the Registration Statement becomes effective.
                               ------------------
If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, check the following box: [ ]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [X]

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If delivery of this prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                                -----------------
                       CALCULATION OF REGISTRATION FEE

===============================================================================================
                                                         Proposed Maximum          Amount of
                                                        Aggregate Offering       Registration
Title of Securities Being Registered                         Price (1)                Fee
------------------------------------                   --------------------    ----------------
Senior Note Units and Senior Discount Note Units (2).      $110,397,000           $33,454(3)
Senior Notes due 2007................................            N/A                     (4)
Senior Discount Notes due 2007.......................            N/A                     (4)
Warrants to Purchase Common Stock (5)................            N/A                     (4)
Common Stock.........................................            N/A                     (4)
Subsidiary Guarantees of the Additional Registrants..            N/A                     (4)
===============================================================================================

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended.
(2) Each Senior Note Unit will consist of a Senior Note due 2007 and a Warrant to purchase Common Stock. The Senior Notes and Warrants will be offered only in Units. Each Senior Discount Note Unit will consist of a Senior Discount Note due 2007 and a Warrant to purchase Common Stock. The Senior Discount Notes and Warrants will be offered only in Units.
(3) $600,000,000 of Units was registered under Registration No. 333-19167 and a filing fee of $181,818 was paid with the earlier registration statement.
(4) As such securities are to be provided without additional cost to the purchasers, no registration fee is required with respect thereto.
(5) Also being registered are such number of shares of Common Stock as may be issuable upon exercise of the Warrants.
================================================================================

                  INFORMATION REGARDING ADDITIONAL REGISTRANTS

    The following additional registrants will be, after the merger and exchange transaction that will occur prior to or simultaneously with the sale of the securities registered hereby (as described in the registration statement and included prospectus and in a merger proxy statement that will be sent to stockholders prior to the sale of the securities registered hereby), subsidiaries of the issuer of the Units and guarantors of the Senior Notes and Senior Discount Notes:

                                                                  PRIMARY STANDARD
                                                              INDUSTRIAL CLASSIFICATION    I.R.S. EMPLOYER &
                NAME                   STATE OF ORGANIZATION         CODE NUMBER         IDENTIFICATION NUMBER
------------------------------------  ---------------------- -------------------------- ----------------------
Orion Network Systems, Inc.*  ......          Delaware                   4899                   52-1271418
Orion Satellite Corporation  .......          Delaware                   4899                   52-1564318
International Private Satellite
Partners, L.P. .....................          Delaware                   4899                   52-1648586
OrionNet, Inc. .....................          Delaware                   4899                   52-1564601
Orion Asia Pacific Corporation  ....          Delaware                   4899                   52-1959361
Asia Pacific Space and
Communications, Ltd. ...............          Delaware                   4899                   52-1611027
Orion Atlantic Europe, Inc.  .......          Delaware                   4899                   52-1959360
OrionNet Finance Corporation  ......          Delaware                   4899                   52-1959361

   The address and telephone number of the principal executive offices and the agent for service for each of the additional registrants are the same as for Orion Network Systems, Inc., as set forth on the facing page of this Registration Statement.

------------
* The issuer of the Units is a newly-formed Delaware corporation presently named Orion Newco Services, Inc., but will become the parent holding company of an existing public company, Orion Network Systems, Inc., and will change its name to Orion Network Systems, Inc., in a merger and exchange transaction that will occur prior to or simultaneously with the closing of the sale of the securities registered hereby (as described in the registration statement and included prospectus and in a merger proxy statement that will be sent to stockholders prior to the sale of the securities registered hereby). Since the issuer of the Units, on a consolidated basis (through the existing public company which will become its wholly-owned subsidiary), will succeed to and continue the business of the existing public company Orion Network Systems, Inc., the issuer of the Units believes that it is more informative and less confusing for potential investors and existing stockholders if this registration statement and the prospectus included herein refer to the issuer of the Units as Orion Network Systems, Inc.

                                EXPLANATORY NOTE

    This registration statement relates to the public offering of Senior Note Units and Senior Discount Note Units (collectively, "Units"), Senior Notes due 2007, Senior Discount Notes due 2007, Warrants to Purchase Common Stock and Common Stock of Orion Network Systems, Inc. and Subsidiary Guarantees of the Additional Registrants contemplated by a Registration Statement on Form S-1, Registration No. 333-19167 (the "Prior Registration Statement"), and is filed solely to increase the number of Units to be offered in such offering by $110,397,000. The contents of the Prior Registration Statement, including all exhibits thereto, are hereby incorporated by reference.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rockville, State of Maryland, on the 28th day of January, 1997.

                                       ORION NEWCO SERVICES, INC.


                                       By: /s/ W. Neil Bauer
                                           -------------------------------
                                           W. Neil Bauer
                                           President


                                POWER OF ATTORNEY

                  Know all Men by These Presents, that each individual whose signature appears below constitutes and appoints W. Neil Bauer, David J. Frear and Richard H. Shay, and each of them, his true and lawful attorney-in-fact and agent, with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                  Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


    Signature                      Title                              Date
    ---------                      -----                              ----

/s/ W. Neil Bauer
----------------------          President and Director          January 28, 1997
    W. Neil Bauer            (Principal Executive Officer)


/s/ David J. Frear
----------------------      Vice President, Chief Financial     January 28, 1997
  David J. Frear          Officer and Treasurer and Director
                            (Principal Financial Officer
                           and Principal Accounting Officer)


/s/ Richard H. Shay                    Director                 January 28, 1997
----------------------
   Richard H. Shay

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rockville, State of Maryland, on the 28th day of January, 1997.

                                       ORION NETWORK SYSTEMS, INC.


                                       By: /s/ W. Neil Bauer
                                           -------------------------------
                                           W. Neil Bauer
                                           President


                                POWER OF ATTORNEY

                  Know all Men by These Presents, that each individual whose signature appears below constitutes and appoints John G. Puente, W. Neil Bauer and David J. Frear, and each of them, his true and lawful attorney-in-fact and agent, with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                  Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

      Signature                     Title                              Date
      ---------                     -----                              ----

/s/ W. Neil Bauer
----------------------------  President, Chief Executive        January 28, 1997
     W. Neil Bauer               Officer and Director
                             (Principal Executive Officer)


/s/ David J. Frear
----------------------------   Vice President, Chief Financial  January 28, 1997
     David J. Frear                Officer and Treasurer
                                 Principal Financial Officer
                               and Principal Accounting Officer)


/s/ Gustave M. Hauser            Chairman and Director          January 28, 1997
----------------------------
   Gustave M. Hauser


/s/ John V. Saeman                    Director                  January 28, 1997
----------------------------
       John V. Saeman

/s/ John G. Puente                    Director                  January 28, 1997
----------------------------
     John G. Puente


/s/ Richard J. Brekka                 Director                  January 28, 1997
----------------------------
      Richard J. Brekka


/s/ Warren B. French, Jr..            Director                  January 28, 1997
----------------------------
    Warren B. French, Jr.


/s/ Sidney S. Kahn                   Director                   January 28, 1997
----------------------------
        Sidney S. Kahn


/s/ W. Anthony Rice                  Director                   January 28, 1997
----------------------------
      W. Anthony Rice


/s/ Robert M. Van Degna              Director                   January 28, 1997
----------------------------
     Robert M. Van Degna


/s/ Barry Horowitz                   Director                   January 28, 1997
----------------------------
       Barry Horowitz

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rockville, State of Maryland, on the 28th day of January, 1997.

                                       ORION SATELLITE CORPORATION


                                       By: /s/ W. Neil Bauer
                                           -------------------------------
                                           W. Neil Bauer
                                           Chairman    and   Chief
                                           Executive Officer


                                POWER OF ATTORNEY

                  Know all Men by These Presents, that each individual whose signature appears below constitutes and appoints W. Neil Bauer and David J. Frear and each of them, his true and lawful attorney-in-fact and agent, with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in- fact and agents, or any of them, or their, his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                  Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

      Signature                    Title                              Date
      ---------                    -----                              ----

/s/ W. Neil Bauer
--------------------------     Chairman, Chief Executive         January 28,1997
       W. Neil Bauer              Officer and Director
                             (Principal Executive Officer)


--------------------------      President and Director          January __, 1997
      Douglas Newman


/s/ David J. Frear
--------------------------    Vice President, Chief Financial   January 28, 1997
     David J. Frear                 Officer and Director
                              (Principal Financial Officer
                            and Principal Accounting Officer)

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rockville, State of Maryland, on the 28th day of January, 1997.

                                       INTERNATIONAL PRIVATE SATELLITE
                                         PARTNERS, L.P.

                                       BY:  ORION SATELLITE CORPORATION


                                       By: /s/ W. Neil Bauer
                                           -----------------------------
                                           W. Neil Bauer
                                           Chairman and Chief Executive Officer



                                POWER OF ATTORNEY

                  Know all Men by These Presents, that each individual whose signature appears below constitutes and appoints W. Neil Bauer and David J. Frear and each of them, his true and lawful attorney-in-fact and agent, with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in- fact and agents, or any of them, or their, his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                  Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

      Signature                       Title                           Date
      ---------                       -----                           ----

/s/ W. Neil Bauer
------------------------      Chairman, Chief Executive         January 28, 1997
      W. Neil Bauer              Officer and Director
                             (Principal Executive Officer)


/s/ Douglas Newman
------------------------        President and Director          January 28, 1997
     Douglas Newman


/s/ David J. Frear
------------------------     Vice President, Chief Financial    January 28, 1997
   David J. Frear                 Officer and Director
                              (Principal Financial Officer
                             and Principal Accounting Officer)

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rockville, State of Maryland, on the 28th day of January, 1997.

                                       ORIONNET, INC.


                                       By: /s/ W. Neil Bauer
                                           ----------------------------------
                                           W. Neil Bauer
                                           President and Chief Executive Officer



                                POWER OF ATTORNEY

                  Know all Men by These Presents, that each individual whose signature appears below constitutes and appoints W. Neil Bauer and David J. Frear and each of them, his true and lawful attorney-in-fact and agent, with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in- fact and agents, or any of them, or their, his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                  Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



     Signature                      Title                              Date
     ---------                      -----                              ----

/s/ W. Neil Bauer
------------------------    President, Chief Executive          January 28, 1997
      W. Neil Bauer             Officer and Director
                           (Principal Executive Officer)


/s/ David J. Frear
------------------------   Vice President, Chief Financial      January 28, 1997
     David J. Frear            Officer and Director
                           (Principal Financial Officer
                          and Principal Accounting Officer)

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rockville, State of Maryland, on the 28th day of January, 1997.

                                       ORION ASIA PACIFIC CORPORATION

                                       By: /s/ W. Neil Bauer
                                           -----------------------------
                                           W. Neil Bauer
                                           President and Chief Executive Officer



                                POWER OF ATTORNEY

                  Know all Men by These Presents, that each individual whose signature appears below constitutes and appoints W. Neil Bauer and David J. Frear and each of them, his true and lawful attorney-in-fact and agent, with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in- fact and agents, or any of them, or their, his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                  Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


        Signature                        Title                        Date
        ---------                        -----                        ----

/s/ W. Neil Bauer
-------------------------       President, Chief Executive      January 28, 1997
    W. Neil Bauer                  Officer and Director
                               (Principal Executive Officer)


/s/ David J. Frear
-------------------------     Vice President, Chief Financial   January 28, 1997
    David J. Frear           Officer and Treasurer and Director
                               (Principal Financial Officer
                              and Principal Accounting Officer)

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rockville, State of Maryland, on the 28th day of January, 1997.

                                     ASIA PACIFIC SPACE AND COMMUNICATIONS, INC.

                                     By:  /s/ W. Neil Bauer
                                          ---------------------
                                          W.  Neil  Bauer
                                          President and Chief Executive Officer



                                POWER OF ATTORNEY

                  Know all Men by These Presents, that each individual whose signature appears below constitutes and appoints W. Neil Bauer and David J. Frear and each of them, his true and lawful attorney-in-fact and agent, with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in- fact and agents, or any of them, or their, his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                  Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


      Signature                      Title                           Date
      ---------                      -----                           ----

/s/ W. Neil Bauer
------------------------     President, Chief Executive         January 28, 1997
      W. Neil Bauer              Officer and Director
                             (Principal Executive Officer)


/s/ David J. Frear
------------------------    Vice President, Chief Financial     January 28, 1997
    David J. Frear               Officer and Director
                            (Principal Financial Officer
                           and Principal Accounting Officer)

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rockville, State of Maryland, on the 28th day of January, 1997.

                                       ORIONNET FINANCE CORPORATION


                                       By: /s/ W. Neil Bauer
                                           ---------------------------
                                           W. Neil Bauer
                                           President and Chief Executive Officer



                                POWER OF ATTORNEY

                  Know all Men by These Presents, that each individual whose signature appears below constitutes and appoints W. Neil Bauer and David J. Frear and each of them, his true and lawful attorney-in-fact and agent, with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in- fact and agents, or any of them, or their, his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                  Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


        Signature                        Title                       Date
        ---------                        -----                       ----

/s/ W. Neil Bauer
-----------------------      President and Chief Executive      January 28, 1997
      W. Neil Bauer             Officer and Director
                            (Principal Executive Officer)


/s/ David J. Frear
-----------------------     Vice President, Chief Financial     January 28, 1997
   David J. Frear          Officer and Treasurer and Director
                              (Principal Financial Officer
                            and Principal Accounting Officer)

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rockville, State of Maryland, on the 28th day of January, 1997.

                                       ORION ATLANTIC EUROPE, INC.


                                       By: /s/ W. Neil Bauer
                                           --------------------------
                                           W. Neil Bauer
                                           President and Chief Executive Officer



                                POWER OF ATTORNEY

                  Know all Men by These Presents, that each individual whose signature appears below constitutes and appoints W. Neil Bauer and David J. Frear and each of them, his true and lawful attorney-in-fact and agent, with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in- fact and agents, or any of them, or their, his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                  Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


     Signature                       Title                           Date
     ---------                       -----                           ----

/s/ W. Neil Bauer
------------------------     President and Chief Executive      January 28, 1997
     W. Neil Bauer              Officer and Director
                            (Principal Executive Officer)


/s/ David J. Frear
------------------------    Vice President, Chief Financial     January 28, 1997
    David J. Frear         Officer and Treasurer and Director
                              (Principal Financial Officer
                            and Principal Accounting Officer)

                                  EXHIBIT INDEX


EXHIBIT
NUMBER             DESCRIPTION
------             -----------

 5.1       Opinion of Hogan & Hartson L.L.P.

 8.1       Opinion of Hogan & Hartson L.L.P. with respect to certain tax matters

 23.1      Consent of Ernst & Young LLP.

 23.2      Consent of Hogan & Hartson L.L.P. (included in Exhibit 5)

 23.3      Consent of Ascent Communications Advisors L.P.